UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21326

Cohen & Steers REIT and Preferred Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2010. The net asset value (NAV) at that date was $13.12 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $10.56.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2010
Cohen & Steers REIT and Preferred Income Fund at Market Value[a]	5.62%
Cohen & Steers REIT and Preferred Income Fund at NAV[a]	5.86%
FTSE NAREIT Equity REIT Index[b]	5.56%
S&P 500 Index[b]	–6.65%
BofA Merrill Lynch Fixed Rate Preferred Index[b]	4.68%
Blended benchmark—50% FTSE NAREIT Equity REIT Index/50% BofA Merrill Lynch Fixed Rate Preferred Index[b]	5.40%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

The Fund may pay distributions in excess of its investment company taxable income and net realized capital gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

U.S. real estate stocks made gains across virtually all sectors in the first six months of 2010. The group began to rise in February as fourth-quarter 2009 earnings generally met expectations and indicated stabilization in occupancies and rents. REITs gave back some ground when risk factors, such as Europe's sovereign debt crisis, weighed on capital markets. They nonetheless outperformed the broad U.S. equity market by a wide margin for the period.

The apartment sector (which had a total return of +16.3% for the period)c benefited from improved pricing power due to growth in employment that encouraged household formation, which subsequently led to demand for apartment units. The hotel sector (+10.8%) was another top performer. Revenue per available room began to grow again and signaled that a sustainable recovery might be at hand.

Regional malls (+6.0%) also outperformed, led by highly leveraged companies that recapitalized. Shopping centers (+3.2%), which tend to have more stable anchor tenants such as grocery stores, lagged in the cyclical recovery.

The office sector (+0.8%) had mixed performance. Offices in major city centers have seen a trough in occupancies and fewer rent concessions, and in certain cases have even started to raise rents. Companies in suburban markets generally struggled, primarily due to lack of demand from tenants. The industrial sector (–13.8%) was the only sector to end the period in negative territory. ProLogis, the largest weight in the sector, had disappointing earnings and was pressured by concerns over its exposure to Europe.

Acquisition activity picked up

There was an increase in earnings-accretive acquisition announcements, a development we have been expecting. Ventas, a REIT that operates senior housing and health care properties, acquired a portfolio of 95 medical office buildings and ambulatory facilities at a price between $300 million and $400 million. The transaction gave Ventas a 100% interest in some of the properties and joint venture interests in the others, which

c  Sector returns as measured by the FTSE NAREIT Equity REIT Index. Past performance does not guarantee future results. This information is not representative of any Cohen & Steers account and no such account will seek to replicate an index. You cannot invest directly in an index.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

could result in significant value creation. The deal also highlights how joint ventures are becoming an attractive source of acquisition opportunities, as partners buy each other out at reasonable prices.

Preferreds had positive returns

Preferred securities advanced despite concerns about Europe's sovereign debt crisis and the possibility of U.S. financial reform legislation (financial companies are the primary issuer of preferreds). Bank preferreds advanced. Earnings were generally good and indicated that large institutions could be close to seeing a peak in their loan loss provisioning. Preferreds issued by media companies outperformed amid signs of a turnaround in advertising spending. REIT preferreds benefited from the factors that lifted real estate common shares, including a flow of equity and bond deals that supported REITs' credit improvements.

Fund performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), enhanced the Fund's performance for the year compared with its benchmarks, which are not leveraged.

Regarding the Fund's allocation to REITs, our overweight in the industrial sector, most specifically ProLogis, hampered performance. The stock declined in part due to concerns over its European property exposure. That notwithstanding, we believe the company is attractive and is experiencing positive momentum in Europe.

Within the health care sector, our out-of-index allocation to Brookdale Senior Living declined. Unlike more traditional net lease health care companies, Brookdale's underlying fundamentals are more dependent on a healthy economy—specifically, strong employment and a stable housing market. Brookdale was also affected by a large equity offering by existing shareholders. Security selection in the regional mall sector also detracted from relative return; we favored higher-quality companies that trailed in the cyclical rally.

Factors that helped performance included our stock selection and underweight in office REITs; we focused on owners of urban properties. Our stock selection and overweight in the apartment sector also aided relative performance. We believe that apartments will be the main beneficiaries of household formation over the next year.

The Fund's allocation to preferred securities performed about in line with the BofA Merrill Lynch Fixed Rate Preferred Index. Compared with the blended benchmark, our underweight in preferreds was beneficial, as they trailed REIT common shares in the period.

Investment Outlook

We expect the economy and jobs picture to improve through the rest of 2010, although the potential magnitude of the recovery is unclear. There will likely be statistical aberrations, both high and low, with respect to employment and other critical data. Nonetheless, we believe the cyclical upturn will continue, albeit at a more

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

moderate pace. Even modest economic growth should allow for single-digit earnings growth among REITs, with even higher rates of dividend growth as REIT payout ratios move up from historically low levels.

The trend of companies making purchases that are accretive to earnings and NAV could gain further momentum, in our view. At the same time, we have been witnessing a recovery in fundamentals in certain sectors. Combined with what we believe will be low single-digit U.S. GDP growth in 2010, the onset of the acquisition and fundamental-recovery stages for REITs should be a positive long-term development.

With respect to preferred securities, we believe total-return prospects remain attractive. The group had an average yield of 7.4% as of June 30, compared with yields of 4.3% for comparably rated corporate bonds and 3.0% for the 10-year Treasury. With interest rates likely to remain exceptionally low for an extended period, preferreds should remain appealing to investors seeking high and stable levels of income. For the near term, we expect most return to come from their high income; however, if balance sheets continue to improve in the months ahead, as we believe they will, we could see catalysts for stronger performance.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

  THOMAS N. BOHJALIAN

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2010, leverage represented 34%a of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, as of June 30, 2010, we have fixed the rate on 53% of our borrowings at an average interest rate of 3.6% for an average remaining period of 3.2 years (when we first entered into the swaps, the average term was 5.6 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsb

Leverage (as a % of managed assets)[a]	34%
% Fixed Rate	53%
% Variable Rate	47%
Weighted Average Rate on Swaps	3.6%
Weighted Average Term on Swaps	3.2 years
Current Rate on Debt[c]	1.4%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  On June 1, 2009, the Securities and Exchange Commission (the "SEC") issued an order (the "Order") to the Fund providing an exemption from Section 18(a)(1) of the 1940 Act. The Order temporarily permits the Fund to maintain 200% asset coverage for debt used to replace auction market preferred securities ("AMPS") rather than 300% asset coverage required by Section 18(a)(1) for debt. Effective June 15, 2010, it was no longer necessary for the Fund to utilize the temporary relief and the Fund began complying with the 300% asset coverage required by Section 18(a)(1). The decrease in asset coverage below 300% was caused by a decrease in market value of the Fund's portfolio securities and is not deemed to be a violation of Section 18(a)(1).

b  Data as of June 30, 2010. Information is subject to change.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

JUNE 30, 2010

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$50,650,276	5.2%
Public Storage	21,351,581	2.2
Host Hotels & Resorts	18,821,666	1.9
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144A	17,667,130	1.8
Equity Residential	17,285,180	1.8
AgFirst Farm Credit Bank, 7.30%, due 10/14/49, 144A	15,853,374	1.6
JPMorgan Chase & Co., 7.90%, due 12/31/49	15,511,485	1.6
Vornado Realty Trust	15,053,962	1.6
ProLogis	13,887,703	1.4
Centaur Funding Corp., 9.08%, due 4/21/20, 144A	13,504,545	1.4

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2010 (Unaudited)

		Number of Shares	Value
COMMON STOCK	69.1%
FINANCIAL—BANK	0.3%
SJB Escrow Corp., Class A, 144Aa,b,c,d		107,000	$2,140,000
REAL ESTATE	68.8%
DIVERSIFIED	4.8%
Dexus Property Group (Australia)[d]		3,555,549	2,281,520
Duke Realty Corp.		257,790	2,925,916
Forest City Enterprises[c,e]		463,800	5,250,216
Lexington Realty Trust[e,f]		764,067	4,592,043
Vornado Realty Trust[e,f]		206,360	15,053,962
			30,103,657
HEALTH CARE	6.1%
Brookdale Senior Living[c,e,f]		379,443	5,691,645
HCP[e,f]		323,830	10,443,517
Health Care REIT		206,071	8,679,711
LTC Properties		200,000	4,854,000
Nationwide Health Properties[e,f]		247,610	8,857,010
			38,525,883
HOTEL	5.6%
Chesapeake Lodging Trust[c,g]		44,487	703,784
Hersha Hospitality Trust		797,797	3,606,042
Hospitality Properties Trust[e,f]		309,202	6,524,162
Host Hotels & Resorts[e,f]		1,396,266	18,821,666
Strategic Hotels & Resorts[c]		562,800	2,470,692
Sunstone Hotel Investors[c]		317,662	3,154,384
			35,280,730
INDUSTRIAL	3.2%
EastGroup Properties		130,180	4,631,804
ProLogis[e,f]		1,370,948	13,887,703
Segro PLC (United Kingdom)[d]		516,200	1,946,295
			20,465,802

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
MORTGAGE	0.4%
MFA Financial[e]		336,040	$2,486,696
OFFICE	8.8%
BioMed Realty Trust[e]		286,552	4,610,622
Boston Properties[e,g]		175,078	12,490,065
BR Properties SA (Brazil)		354,946	2,526,901
Brookfield Properties Corp. (Canada)[e]		180,630	2,536,045
Douglas Emmett		313,300	4,455,126
Hongkong Land Holdings Ltd. (USD) (Singapore)[d,e]		486,600	2,405,273
ING Office Fund (Australia)[d,e]		4,412,077	2,129,973
Kilroy Realty Corp.		92,570	2,752,106
Liberty Property Trust[e,f]		307,433	8,869,442
Mack-Cali Realty Corp.[e,f]		221,140	6,574,492
SL Green Realty Corp.[e,f]		120,858	6,652,024
			56,002,069
OFFICE/INDUSTRIAL	1.7%
PS Business Parks[e]		193,719	10,805,646
RESIDENTIAL	12.6%
APARTMENT	11.5%
Apartment Investment & Management Co.[e,f]		288,207	5,582,570
Associated Estates Realty Corp.[e]		315,818	4,089,843
AvalonBay Communities[e,f]		144,494	13,491,405
BRE Properties[e,f]		272,335	10,057,332
Camden Property Trust[e]		59,383	2,425,796
Colonial Properties Trust[g]		214,702	3,119,620
Education Realty Trust[g]		368,147	2,219,926
Equity Residential[e,f]		415,110	17,285,180
Essex Property Trust		27,419	2,674,449
Post Properties[e]		199,066	4,524,770
UDR[e]		373,505	7,145,151
			72,616,042

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
MANUFACTURED HOME	1.1%
Equity Lifestyle Properties[e]		146,296	$7,055,856
TOTAL RESIDENTIAL			79,671,898
SELF STORAGE	4.6%
Public Storage[e,f]		242,880	21,351,581
Sovran Self Storage[e]		139,809	4,813,624
U-Store-It Trust[e,g]		437,764	3,265,719
			29,430,924
SHOPPING CENTER	16.9%
COMMUNITY CENTER	7.1%
Developers Diversified Realty Corp.[e,f]		785,318	7,774,648
Kimco Realty Corp.[e,f]		998,831	13,424,289
Ramco-Gershenson Properties Trust		225,000	2,272,500
Regency Centers Corp.[e,f]		203,894	7,013,953
Tanger Factory Outlet Centers		121,900	5,044,222
Urstadt Biddle Properties—Class A		146,000	2,354,980
Weingarten Realty Investors[e,f]		370,574	7,059,435
			44,944,027
REGIONAL MALL	9.8%
Macerich Co.[e,f]		296,848	11,078,368
Simon Property Group[e,f]		627,248	50,650,276
			61,728,644
TOTAL SHOPPING CENTER			106,672,671
SPECIALTY	4.1%
Digital Realty Trust		155,931	8,994,100
DuPont Fabros Technology[e]		168,533	4,139,170
Rayonier[e,f]		200,087	8,807,830
Weyerhaeuser Co.		112,037	3,943,702
			25,884,802
TOTAL REAL ESTATE			435,330,778
TOTAL COMMON STOCK (Identified cost—$371,082,979)			437,470,778

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	33.3%
BANK	5.5%
Bank of America Corp., 4.00%, Series 5 (FRN)		210,000	$3,343,200
Citigroup Capital VII, 7.125%, due 7/31/31, (TruPS)		275,000	6,171,000
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)[e,f,g]		527,748	11,520,739
Citigroup Capital XII, 8.50%, due 3/30/40		130,000	3,248,700
Cobank ACB, 7.00%, 144A ($50 par value)[a,b,e]		120,000	5,268,756
KeyCorp Capital IX, 6.75%, due 12/15/66[e]		150,000	3,282,000
National City Capital Trust II, 6.625%, due 11/15/36[e]		80,987	1,882,138
Synovus Financial Corp., 8.25%, due 5/15/13, Series tMED		6,600	163,218
			34,879,751
BANK—FOREIGN	6.9%
Barclays Bank PLC, 8.125%[e,f]		190,550	4,668,475
Barclays Bank PLC, 7.10%, Series 3[e]		80,000	1,762,400
Deutsche Bank Contingent Capital Trust II, 6.55%[e]		157,634	3,253,566
Deutsche Bank Contingent Capital Trust III, 7.60%[e,f]		350,000	8,158,500
HSBC Holdings PLC, 8.00%, Series 2		480,000	12,072,000
National Westminster Bank PLC, 7.76%, Series C		500,372	9,316,927
Santander Finance Preferred, 10.50%, Series 10		174,952	4,664,220
			43,896,088
FINANCE	4.0%
INVESTMENT BANKER/BROKER	2.6%
JPMorgan Chase Capital XXIX, 6.70%, due 4/2/40		286,500	6,792,915
Merrill Lynch Capital Trust I, 6.45%, due 12/15/66, Series Ke		300,000	5,964,000
Morgan Stanley Capital Trust III, 6.25%, due 3/1/33[e,f]		164,962	3,569,777
			16,326,692
MORTGAGE LOAN/BROKER	1.4%
Countrywide Capital IV, 6.75%, due 4/1/33[e]		205,000	4,305,000
Countrywide Capital V, 7.00%, due 11/1/36[e]		217,500	4,691,475
			8,996,475
TOTAL FINANCE			25,323,167

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
INSURANCE	7.9%
MULTI-LINE—FOREIGN	5.8%
Aegon NV, 6.375%[e]		395,755	$6,957,373
Aegon NV, 6.875%		150,000	2,806,500
Allianz SE, 8.375%[e,f]		511,472	12,962,644
ING Groep N.V., 6.375%		177,700	2,997,799
ING Groep N.V., 7.375%[e]		408,290	7,663,603
ING Groep N.V., 8.50%		150,000	3,264,000
			36,651,919
PROPERTY CASUALTY—FOREIGN	0.9%
Arch Capital Group Ltd., 7.875%, Series B		100,443	2,537,190
Arch Capital Group Ltd., 8.00%		130,981	3,302,031
			5,839,221
REINSURANCE—FOREIGN	1.2%
Aspen Insurance Holdings Ltd., 7.401%, Series A		160,000	3,611,200
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par value)[e]		45,000	3,801,096
			7,412,296
TOTAL INSURANCE			49,903,436
INTEGRATED TELECOMMUNICATIONS SERVICES	0.8%
Telephone & Data Systems, 7.60%, due 12/1/41, Series Ae,f		217,505	5,431,100
MEDIA—DIVERSIFIED SERVICES	1.2%
Comcast Corp., 6.625%, due 5/15/56[e]		167,519	4,095,839
Viacom, 6.85%, due 12/15/55[e]		134,957	3,361,779
			7,457,618
REAL ESTATE	7.0%
DIVERSIFIED	2.0%
Duke Realty Corp., 6.95%, Series Me		100,000	2,163,000
Duke Realty Corp., 7.25%, Series Ne		133,400	2,969,484
Duke Realty Corp., 8.375%, Series Oe		100,004	2,574,103
Lexington Realty Trust, 6.50%, Series C ($50 par value)[e]		96,586	3,443,774
Vornado Realty Trust, 6.75%, Series He		56,100	1,235,883
			12,386,244

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
HEALTH CARE	0.4%
Omega Healthcare Investors, 8.375%, Series De		99,669	$2,569,467
OFFICE	0.5%
BioMed Realty Trust, 7.375%, Series Ae		55,000	1,342,000
SL Green Realty Corp., 7.625%, Series Ce		70,000	1,661,800
			3,003,800
OFFICE/INDUSTRIAL	0.4%
PS Business Parks, 7.00%, Series He		118,864	2,712,476
RESIDENTIAL—APARTMENT	0.8%
Apartment Investment & Management Co., 8.00%, Series Ve		101,000	2,409,355
Apartment Investment & Management Co., 7.875%, Series Ye		110,000	2,593,800
			5,003,155
SHOPPING CENTER	2.7%
COMMUNITY CENTER	2.0%
Developers Diversified Realty Corp., 7.50%, Series Ie		158,603	3,306,873
Kimco Realty Corp., 7.75%, Series Ge		134,996	3,432,948
Regency Centers Corp., 7.25%, Series De		100,000	2,308,000
Weingarten Realty Investors, 6.50%, Series Fe		157,540	3,434,372
			12,482,193
REGIONAL MALL	0.7%
CBL & Associates Properties, 7.375%, Series D		224,982	4,789,867
TOTAL SHOPPING CENTER			17,272,060
SPECIALTY	0.2%
Digital Realty Trust, 7.875%, Series Be		46,900	1,176,721
TOTAL REAL ESTATE			44,123,923
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$211,612,369)			211,015,083

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	46.0%
BANK	12.6%
AgFirst Farm Credit Bank, 6.585%, due 6/29/49, 144Aa,e		3,000,000	$2,216,661
AgFirst Farm Credit Bank, 7.30%, due 10/14/49, 144Aa,b,e		18,000,000	15,853,374
Astoria Capital Trust I, 9.75%, due 11/1/29, Series Bb,e,f		10,000,000	10,408,580
Bank of America Corp., 8.125%, due 12/29/49[e,f]		9,300,000	8,994,774
CoBank ACB, 11.00%, Series C, 144Aa,e,f		100,000	5,459,380
JP Morgan Chase Capital XVIII, 6.95%, due 8/17/36, Series Re		3,600,000	3,608,842
JPMorgan Chase & Co., 7.90%, due 12/31/49[e,f]		15,000,000	15,511,485
PNC Preferred Funding Trust I, 8.70%, due 3/29/49, 144Aa		4,800,000	4,819,622
Sovereign Capital Trust VI, 7.908%, due 6/13/36[e]		3,250,000	3,017,950
Wells Fargo & Co., 7.98%, due 12/31/99[e]		9,550,000	9,884,250
			79,774,918
BANK—FOREIGN	9.6%
Abbey National Capital Trust I, 8.963%, due 12/29/49[e]		7,559,000	7,617,643
Barclays Bank PLC, 6.278%, due 12/31/49[e]		8,050,000	6,178,375
Barclays Bank PLC, 7.434%, due 9/29/49, 144Aa,e		8,580,000	7,722,000
BNP Paribas, 7.195%, due 12/31/49, 144Aa,e		5,500,000	4,840,000
Groupe BPCE SA, 12.50%, due 8/29/49, 144Aa		3,900,000	4,347,603
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144Aa,e		14,692,000	17,667,130
Rabobank Nederland, 11.00%, due 6/30/19, 144Aa,e,f		4,500,000	5,573,133
Societe Generale, 8.75%, due 4/7/49		2,000,000	2,018,592
Standard Chartered PLC, 7.014%, due 12/30/49, 144Aa,e		5,350,000	4,780,728
			60,745,204
CONSUMER NON-CYCLICAL—RETAIL	0.4%
CVS Caremark Corp., 6.302%, due 6/1/37		2,900,000	2,596,611
FINANCE	5.3%
CREDIT CARD	3.4%
American Express Co., 6.80%, due 9/1/66[e,f]		7,953,000	7,634,880
Capital One Capital III, 7.686%, due 8/15/36[e]		9,500,000	9,025,000
Capital One Capital VI, 8.875%, due 5/15/40		4,500,000	4,719,928
			21,379,808

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
INVESTMENT BANKER/BROKER	1.9%
Goldman Sachs Capital II, 5.793%, due 12/29/49[e]		6,192,000	$4,705,920
Schwab Capital Trust I, 7.50%, due 11/15/37[e]		7,500,000	7,456,650
			12,162,570
TOTAL FINANCE			33,542,378
FOOD	0.7%
Dairy Farmers of America, 7.875%, 144Aa,b,e		50,000	4,223,440
INSURANCE	10.8%
LIFE/HEALTH INSURANCE	1.8%
Great-West Life & Annuity Insurance Co., 7.153%, due 5/16/46, 144Aa,e		5,000,000	4,450,000
Lincoln National Corp., 7.00%, due 5/17/66		8,500,000	7,161,250
			11,611,250
MULTI-LINE	3.0%
MetLife, 10.75%, due 8/1/39[e]		5,000,000	5,956,950
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,e		7,675,000	8,327,375
USF&G Capital, 8.312%, due 7/1/46, 144Aa,e		3,845,000	4,300,567
			18,584,892
MULTI-LINE—FOREIGN	1.6%
AXA SA, 6.379%, due 12/14/49, 144Aa,e		3,950,000	3,135,313
AXA SA, 6.463%, due 12/31/49, 144Aa,e		4,000,000	3,155,000
AXA SA, 8.60%, due 12/15/30[e]		2,000,000	2,264,736
Old Mutual Capital Funding, 8.00%, due 5/29/49, (Eurobond)		2,000,000	1,750,000
			10,305,049
PROPERTY CASUALTY	4.4%
ACE Capital Trust II, 9.70%, due 4/1/30[e]		3,910,000	4,741,180
Catlin Insurance Co., 7.249%, due 12/1/49, 144Aa,e		4,400,000	3,553,000
Liberty Mutual Group, 7.00%, due 3/15/37, 144Aa,e		3,000,000	2,357,820
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa,e		7,500,000	6,225,000
Liberty Mutual Group, 10.75%, due 6/15/58, 144Aa,e,f		5,000,000	5,450,000
ZFS Finance USA Trust II, 6.45%, due 12/15/65, 144Aa,e,f		5,750,000	5,203,750
			27,530,750
TOTAL INSURANCE			68,031,941

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
PIPELINES	2.1%
Enbridge Energy Partners LP, 8.05%, due 10/1/37[e]		6,000,000	$5,915,832
Enterprise Products Operating LP, 8.375%, due 8/1/66[e]		7,500,000	7,499,400
			13,415,232
TELECOMMUNICATION SERVICES	2.1%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Aa,e		12,954	13,504,545
UTILITIES	2.4%
ELECTRIC UTILITIES	0.8%
FPL Group Capital, 7.30%, due 9/1/67, Series De		5,000,000	4,931,750
GAS UTILITIES	1.0%
Southern Union Co., 7.20%, due 11/1/66[e]		7,500,000	6,684,375
MULTI UTILITIES	0.6%
Dominion Resources, 7.50%, due 6/30/66, Series A		3,650,000	3,599,509
TOTAL UTILITIES			15,215,634
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$284,664,573)			291,049,903
		Principal Amount
CORPORATE BONDS	1.9%
FINANCE—INVESTMENT BANKER/BROKER	0.8%
LBG Capital No.1 PLC, 8.00%, due 12/15/49, 144A (United Kingdom)[a]		$6,000,000	4,695,000
INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
Citizens Communications Co., 9.00%, due 8/15/31		2,300,000	2,144,750
REAL ESTATE—SPECIALTY	0.8%
Entertainment Properties Trust, 7.750%, due 7/15/20, 144Aa		5,000,000	5,037,500
TOTAL CORPORATE BONDS (Identified cost—$12,653,489)			11,877,250

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	3.2%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.04%[h]		10,102,531	$10,102,531
State Street Institutional Liquid Reserves Fund, 0.21%[h]		10,108,982	10,108,982
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$20,211,513)			20,211,513
TOTAL INVESTMENTS (Identified cost—$900,224,923)	153.5%		971,624,527
LIABILITIES IN EXCESS OF OTHER ASSETS	(53.5)		(338,784,954)
NET ASSETS (Equivalent to $13.12 per share based on 48,237,078 shares of common stock outstanding)	100.0%		$632,839,573

Glossary of Portfolio Abbreviations

FRN  Floating Rate Note

REIT  Real Estate Investment Trust

TruPS  Trust Preferred Securities

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 24.4% of net assets of the Fund.

b  Illiquid security. Aggregate holdings equal 6.0% of net assets of the Fund.

c  Non-income producing security.

d  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 1.7% of net assets of the Fund, including 1.4% which has been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

e  A portion or all of the security is pledged in connection with the revolving credit agreement: $679,371,353 has been pledged as collateral.

f  A portion or all of the security has been rehypothecated in connection with the Fund's revolving credit agreement in the aggregate amount of $281,845,464.

g  A portion of the security is segregated as collateral for interest rate swap transactions: $19,024,284 has been segregated as collateral.

h  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

Interest rate swaps outstanding at June 30, 2010 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (resets monthly) Receivable	Termination Date	Unrealized Depreciation
Merrill Lynch Derivative Products AG	$45,000,000	3.510%	0.347%	December 22, 2012	$(2,806,059)
Royal Bank of Canada	$60,000,000	3.653%	0.350%	July 17, 2013	(4,522,688)
Royal Bank of Canada	$70,000,000	3.615%	0.347%	March 29, 2014	(5,523,511)
					$(12,852,258)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2010.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2010 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$900,224,923)	$971,624,527
Cash (includes $2,925,000 pledged as collateral for open swap positions)	3,014,089
Receivable for:
Dividends and interest	6,974,399
Investment securities sold	1,061,501
Other assets	28,805
Total Assets	982,703,321
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	12,852,258
Payable for:
Revolving credit agreement	333,200,000
Dividends declared on common shares	1,193,377
Fund shares repurchased	884,875
Investment securities purchased	833,354
Investment management fees	531,355
Administration fees	48,984
Interest expense	25,861
Other liabilities	293,684
Total Liabilities	349,863,748
NET ASSETS	$632,839,573
NET ASSETS consist of:
Paid-in-capital	$927,075,026
Accumulated undistributed net investment income	2,700,543
Accumulated net realized loss	(355,479,029)
Net unrealized appreciation	58,543,033
$632,839,573
NET ASSET VALUE PER COMMON SHARE:
($632,839,573 ÷ 48,237,078 shares outstanding)	$13.12
MARKET PRICE PER COMMON SHARE	$10.56
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(19.51)%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividend income (net of $29,675 of foreign withholding tax)	$15,374,258
Interest income	11,352,028
Rehypothecation income	60,342
Total Income	26,786,628
Expenses:
Investment management fees	3,203,927
Interest expense	2,216,967
Administration fees	405,018
Shareholder reporting expenses	118,649
Custodian fees and expenses	94,641
Line of credit fees	80,243
Directors' fees and expenses	35,010
Professional fees	30,887
Transfer agent fees and expenses	9,682
Registration and filing fees	2,820
Miscellaneous	42,179
Total Expenses	6,240,023
Net Investment Income	20,546,605
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	25,175,664
Foreign currency transactions	(70,843)
Interest rate swap transactions	(2,958,816)
Net realized gain	22,146,005
Net change in unrealized appreciation (depreciation) on:
Investments	(4,835,734)
Foreign currency translations	(3,929)
Interest rate swap transactions	(4,690,008)
Net change in unrealized appreciation (depreciation)	(9,529,671)
Net realized and unrealized gain	12,616,334
Net Increase in Net Assets from Operations Applicable to Common Shares	$33,162,939

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$20,546,605	$38,723,979
Net realized gain (loss)	22,146,005	(133,795,602)
Net change in unrealized appreciation (depreciation)	(9,529,671)	346,180,576
Net increase in net assets resulting from operations	33,162,939	251,108,953
Less Dividends to Preferred Shareholders from Net Investment Income	—	(1,605,547)
Net increase in net assets from operations applicable to common shares	33,162,939	249,503,406
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(19,343,031)	(34,159,449)
Tax return of capital	—	(6,340,023)
Total dividends and distributions to common shareholders	(19,343,031)	(40,499,472)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(1,300,692)	—
Total increase in net assets applicable to common shares	12,519,216	209,003,934
Net Assets Applicable to Common Shares:
Beginning of period	620,320,357	411,316,423
End of period[a]	$632,839,573	$620,320,357

a  Includes undistributed net investment income of $2,700,543 and $1,496,969, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2010 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$33,162,939
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(348,650,955)
Net purchases, sales and maturities of short-term investments	4,790,126
Net amortization/accretion of premium (discount)	40,434
Proceeds from sales and maturities of long-term investments	351,812,535
Net decrease in dividends and interest receivable, receivable for investment securities sold and other assets	226,558
Net decrease in interest expense payable, payable for investment securities purchased, accrued expenses and other liabilities	(6,485,180)
Net change in unrealized depreciation on investments	4,835,734
Net change in unrealized depreciation on interest rate swaps	4,690,008
Net realized gain from investments	(25,175,664)
Cash provided by operating activities	19,246,535
Cash Flows from Financing Activities:
Decrease in common shares outstanding	(1,300,692)
Increase in payable for Fund shares repurchased	884,875
Distributions paid on common shares	(19,343,031)
Decrease in payable to common shareholders	(771)
Cash used for financing activities	(19,759,619)
Decrease in cash	(513,084)
Cash at beginning of period (including foreign currency)	3,527,173
Cash at end of period (including foreign currency)	$3,014,089

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2010	2009	2008	2007	2006	2005
Net asset value per common share, beginning of period	$12.83	$8.51	$21.88	$32.02	$28.25	$30.11
Income from investment operations:
Net investment income	0.43	0.73	1.54	2.03	1.92	1.76 [a]
Net realized and unrealized gain (loss)	0.25	4.46	(11.99)	(7.56)	6.61	0.31
Total income (loss) from investment operations	0.68	5.19	(10.45)	(5.53)	8.53	2.07
Less dividends and distributions to preferred shareholders from:
Net investment income	—	(0.03)	(0.52)	(0.46)	(0.35)	(0.27)
Net realized gain	—	—	—	(0.36)	(0.39)	(0.24)
Total dividends and distributions to preferred shareholders	—	(0.03)	(0.52)	(0.82)	(0.74)	(0.51)
Total from investment operations applicable to common shares	0.68	5.16	(10.97)	(6.35)	7.79	1.56
Anti-dilutive effect from the issuance of reinvested common shares	—	—	0.00 [b]	—	—	—
Anti-dilutive effect from the purchase of common shares	0.01	—	—	—	—	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.40)	(0.71)	(0.87)	(1.61)	(1.60)	(1.48)
Net realized gain	—	—	—	(1.30)	(1.66)	(1.34)
Tax return of capital	—	(0.13)	(1.53)	(0.88)	(0.76)	(0.60)
Total dividends and distributions to common shareholders	(0.40)	(0.84)	(2.40)	(3.79)	(4.02)	(3.42)
Net increase (decrease) in net asset value per common share	0.29	4.32	(13.37)	(10.14)	3.77	(1.86)
Net asset value, per common share, end of period	$13.12	$12.83	$8.51	$21.88	$32.02	$28.25
Market value, per common share, end of period	$10.56	$10.35	$6.21	$18.90	$31.00	$25.85
Net asset value total return[c]	5.86%[d]	69.85%	–53.42%	–20.00%	29.40%	6.52%
Market value return[c]	5.62%[d]	87.76%	–60.65%	–28.62%	36.91%	7.98%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Six Months Ended	For Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2010	2009	2008	2007	2006	2005
Net assets applicable to common shares, end of period (in millions)	$632.8	$620.3	$411.3	$1,055.6	$1,545.0	$1,363.3
Ratio of expenses to average daily net assets applicable to common shares	1.90%[f]	2.62%[e]	1.72%[e]	1.27%[e]	1.25%[e]	1.27%[e]
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense)	1.23%[f]	2.06%[e]	1.70%[e]	—	—	—
Ratio of net investment income to average daily net assets applicable to common shares	6.27%[f]	9.02%[e]	9.06%[e]	6.34%[e]	5.92%[e]	6.03%[e]
Ratio of expenses to average daily managed assets[g]	1.27%[f]	1.56%[e]	0.98%[e]	0.84%[e]	0.84%[e]	0.84%[e]
Portfolio turnover rate	36%[d]	81%	53%	52%	34%	20%
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	—	—	$254,000	$726,000	$726,000	$726,000
Total shares outstanding (in 000's)	—	—	10	29	29	29
Asset coverage ratio for revolving credit agreement	290%[h]	286%[h]	5,644%	—	—	—
Asset coverage per $1,000 for revolving credit agreement	$2,899	$2,862	$56,443	—	—	—
Asset coverage ratio for auction market preferred shares[i]	—	—	255%	245%	313%	288%
Asset coverage per share for auction market preferred shares[i]	—	—	$63,750	$61,351	$78,204	$71,946
Liquidation preference per share	—	—	$25,000	$25,000	$25,000	$25,000
Average market value per share[j]	—	—	$25,000	$25,000	$25,000	$25,000

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Ratios do not reflect dividend payments to preferred shareholders.

f  Annualized.

g  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

h  For the period June 1, 2009 through June 15, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage. The decrease in asset coverage below 300% as of June 30, 2010 was caused by a decrease in market value and is not deemed to be a violation.

i  Includes the effect of the outstanding borrowings from the revolving credit agreement.

j  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers REIT and Preferred Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Finance—Bank	$2,140,000	$—	$—	$2,140,000
Common Stock—Real Estate— Diversified	30,103,657	27,822,137	2,281,520	—

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Real Estate— Industrial	$20,465,802	$18,519,507	$1,946,295	$—
Common Stock—Real Estate— Office	60,141,239	55,605,993	4,535,246	—
Common Stock—Other Industries	324,620,080	324,620,080	—	—
Preferred Securities—$25 Par Value—Bank	34,879,751	29,610,995	—	5,268,756
Preferred Securities—$25 Par Value—Insurance—Multi- Line—Foreign	36,651,919	23,689,275	12,962,644	—
Preferred Securities — $25 Par Value—Insurance— Reinsurance—Foreign	7,412,296	3,611,200	3,801,096	—
Preferred Securities—$25 Par Value— Other Industries	132,071,117	132,071,117	—	—
Preferred Securities—Capital Securities—Food	4,223,440	—	—	4,223,440
Preferred Securities—Capital Securities—Other Industries	284,229,852	—	284,229,852	—
Corporate Bonds	14,473,861	—	14,473,861	—
Money Market Funds	20,211,513	—	20,211,513	—
Total Investments	$971,624,527	$615,550,304	$344,442,027	$11,632,196
Other Financial Instruments*	$(12,852,258)	—	$(12,852,258)	—

*  Other financial instruments are interest rate swap contracts.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2009	$8,258,131
Change in unrealized appreciation	1,234,065
Purchases	2,140,000
Balance as of June 30, 2010	$11,632,196

The change in unrealized depreciation attributable to securities owned on June 30, 2010 which were valued using significant unobservable inputs (Level 3) amounted to approximately ($854,385).

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. The Level 3 preferred securities have been deemed illiquid and were valued by a pricing service which has utilized independent broker quotes. The Level 3 common stock has been fair valued utilizing inputs and assumptions which include book value, recent comparables in similar securities, as well as liquidity and market risk factors.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Options: The Fund may write put or covered call options on an index or a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowings under its credit agreement. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For each swap counterparty, the Fund entered into an International Swap Dealers Association Inc. Master Agreement and related annexes thereto ("ISDAs") which sets forth the general terms and conditions of the Fund's swap transactions. During 2008, the Fund notified Merrill Lynch Derivatives Product AG ("MLDP") and Royal Bank of Canada ("RBC") that it breached certain terms and conditions of its ISDAs. During 2009, the Fund notified MLDP of additional breaches. MLDP has required that the Fund post collateral in the form of cash or U.S. Treasury securities. The collateral amount is determined by the approximate unrealized depreciation of a particular swap transaction on each valuation date. As of June 30, 2010, this amount was $2,925,000 and was pledged in cash by the Fund to MLDP. On December 16, 2009, RBC waived all of its rights and remedies related to any breaches that occurred or existed prior to and including this day. At June 30, 2010, the Fund continues to operate under the existing terms of all of its various ISDAs, including those with MLDP and RBC. However, MLDP reserves any and all rights to take any future action with respect to such events, including termination of outstanding swap transactions; termination or renegotiation of the ISDAs; posting of collateral in the form of cash or U.S. Treasury securities representing the unrealized depreciation on outstanding interest rate swap transactions or continuation under the current terms of the ISDAs. Any action resulting in the early termination of an interest rate swap transaction would cause the Fund to realize any market depreciation that existed on such transaction. In addition to realizing such losses, the early termination of a swap transaction may generate additional expenses for the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2010, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.65% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the amount of any loan outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the Fund's average daily managed assets up to $1 billion, 0.04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the Fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2010, the Fund incurred $294,345 in administration fees. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $8,889 from the Fund for the six months ended June 30, 2010.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2010, totaled $348,375,103 and $349,151,208, respectively.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2010, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$108,515,254
Gross unrealized depreciation	(37,115,650)
Net unrealized appreciation	$71,399,604
Cost for federal income tax purposes	$900,224,923

As of December 31, 2009, the Fund had a net capital loss carryforward of $372,958,994, of which $241,766,356 will expire on December 31, 2016 and $131,192,638 will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2010 and the year ended December 31, 2009, the Fund issued no shares of common stock, for the reinvestment of dividends.

On December 15, 2009, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") through the fiscal year ended December 31, 2010. During the six months ended June 30, 2010, the Fund repurchased 120,500 Treasury shares of its common stock at an average price of $10.76 per share (including brokerage commissions) at a weighted average discount of 19.2%. These repurchases, which had a total cost of $1,300,692, resulted in an increase of $0.01 to the Fund's net asset value. During the year ended December 31, 2009 the Fund did not effect any purchases.

The Fund's articles of incorporation authorize the issuance of Fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

Prior to the redemption, each series of preferred shares were senior to the Fund's common shares and ranked on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. If the Fund did not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares were subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

for redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option could without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price was $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The Fund's common shares and preferred shares had equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares was required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provided for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS were not received in the current auction. Beginning on February 13, 2008, sufficient clearing bids were not received for the auctions for the AMPS series of the Fund, and therefore, the maximum rates were declared on the respective AMPS series. Based upon the ratings of the AMPS, the maximum rate for shares of a series was the greater of 125% of LIBOR or 125 basis points plus LIBOR.

During the year ended December 31, 2009, the Fund redeemed $254,000,000 of its outstanding preferred shares at a redemption price of $25,000 per share plus accrued but unpaid dividends. On December 10, 2009, the Fund's preferred shares were reclassified and designated as common shares with preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of common shares generally set forth in the Fund's articles of incorporation.

The redemption amount and details for the year ended December 31, 2009 are:

Series*	Shares Outstanding 12/31/08	Number of Shares Redeemed	Shares Outstanding 12/31/09	Total Value 12/31/08	Amount Redeemed	Total Value 12/31/09
M7	1,148	1,148	—	$28,700,000	$28,700,000	—
T7	1,148	1,148	—	28,700,000	28,700,000	—
T28	713	713	—	17,825,000	17,825,000	—
W7	1,148	1,148	—	28,700,000	28,700,000	—
W28A	979	979	—	24,475,000	24,475,000	—
W28B	979	979	—	24,475,000	24,475,000	—
W28C	979	979	—	24,475,000	24,475,000	—
TH7	1,148	1,148	—	28,700,000	28,700,000	—

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Series*	Shares Outstanding 12/31/08	Number of Shares Redeemed	Shares Outstanding 12/31/09	Total Value 12/31/08	Amount Redeemed	Total Value 12/31/09
TH28	770	770	—	$19,250,000	$19,250,000	—
F7	1,148	1,148	—	28,700,000	28,700,000	—
				$254,000,000	$254,000,000	—

The following table reflects the preferred shares range of dividend rates paid during the year ended December 31, 2009:

Series*	Range
M7	1.49	%-1.69%
T7	1.49	%-1.70%
T28	1.54	%-1.77%
W7	1.48	%-1.70%
W28A	1.56	%-1.77%
W28B	1.56	%-1.81%
W28C	1.55	%-1.80%
TH7	1.49	%-1.71%
TH28	1.54	%-1.77%
F7	1.49	%-1.71%

*  All series were Auction Market Preferred Series with a $25,000 liquidation value and $0.001 par value.

The Fund received a demand letter from a law firm on behalf of a common shareholder. The demand letter alleges that the Fund's investment manager, officers and Board of Directors breached their duties related to the redemption of the Fund's AMPS. A committee of independent Directors has been formed to evaluate the demand letter.

Note 6. Borrowings

The Fund has a $350,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a facility fee of 0.95% per annum on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities segregated to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities segregated by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of June 30, 2010, the Fund has outstanding borrowings of $333,200,000. During the six month period ended June 30, 2010, the Fund borrowed an average daily balance of $333,200,000 at a weighted average borrowing cost of 1.32%. As of June 30, 2010, the aggregate value of rehypothecated securities was $281,845,464. During the six month period ended June 30, 2010, the Fund earned $60,342 in fees from rehypothecated securities.

On June 1, 2009, the Securities and Exchange Commission (the "SEC") issued an order (the "Order") to the Fund providing an exemption from Section 18(a)(1) of the 1940 Act. The Order temporarily permits the Fund to maintain 200% asset coverage for debt used to replace auction market preferred securities ("AMPS") rather than 300% asset coverage required by Section 18(a)(1) for debt. Effective June 15, 2010, it was no longer necessary for the Fund to utilize the temporary relief and the Fund began complying with the 300% asset coverage required by Section 18(a)(1). The decrease in asset coverage below 300% was caused by a decrease in market value of the Fund's portfolio securities and is not deemed to be a violation of Section 18(a)(1).

Note 7. Derivative Investments

The following tables presents the value of derivatives held at June 30, 2010 and the effect of derivatives held during the six months ended June 30, 2010, along with the respective location in the financial statements. The balance of outstanding interest rate swaps at June 30, 2010 is representative of the volume outstanding throughout the six months ended June 30, 2010.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate contracts	Unrealized appreciation	—	Unrealized depreciation	$12,852,258

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations
Derivatives	Location	Realized Loss	Change in Unrealized Depreciation
Interest rate contracts	Net Realized and Unrealized Loss	$(2,958,816)	$(4,690,008)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers REIT and Preferred Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on May 13, 2010. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Martin Cohen	42,224,558.870	1,318,911.932
Richard J. Norman	42,062,481.007	1,480,989.822
Frank K. Ross	42,116,069.960	1,427,400.869

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2010) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (06/27/03)	One Year	Five Years	Since Inception (06/27/03)
72.66%	–2.59%	3.95%	55.14%	–4.56%	0.13%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and/or borrowings under a credit agreement.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on June 22-23, 2010, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2011 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. After consideration of the above factors, among others, the Board of Directors

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund's dual focus on REITs and preferred securities is unique and as a result, the Peer Funds generally consisted of real-estate only or preferred-only funds, making it difficult to make quantitative comparisons of the Fund's performance with the Peer Funds. The Board of Directors noted that the Fund outperformed the Peer Funds' medians for the year-to-date and one-year periods, and underperformed the Peer Funds' medians for the three- and five year periods ended March 31, 2010. The Board of Directors further considered the performance rankings of the Fund compared to a peer group comprised of an equal number of real estate funds and preferred funds selected by the Investment Manager. The Board of Directors noted that the Fund outperformed its blended benchmark for the year-to-date and one-year periods, and underperformed its blended benchmark for the three- and five-year periods ended March 31, 2010. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other funds investing in real estate and preferred securities. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees, at managed and common asset levels, were at or higher than the Peer Funds' medians, while the Fund's contractual management fees at common asset levels were less than the Peer Funds' median. The Board of Directors also noted that the Fund's net expense ratios at managed and common asset levels were higher than the medians of the Peer Funds. The Board considered the impact of reduced asset levels as a result of the market decline, leverage levels and change to the capital structure by replacing auction market preferred securities with borrowings on the Fund's fees and expenses at managed and common asset levels. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and further, noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return and high current income and capital appreciation, investing primarily in preferred and debt securities.

  •  Symbols: CPXAX, CPXCX, CPXIX

  *  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RNP

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

REIT AND PREFERRED INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2010

RNPSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
RNP	Total Number of Shares Purchased	Average Price paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
1/1/10 – 1/31/10	N/A	N/A	N/A	N/A
2/1/10 – 2/28/10	N/A	N/A	N/A	N/A
3/1/10 – 3/31/10	N/A	N/A	N/A	N/A
4/1/10 – 4/30/10	N/A	N/A	N/A	N/A
5/1/10 – 5/31/10	N/A	N/A	N/A	N/A
6/1/10 – 6/30/10	120,500	10.76	120,500	N/A

Note: On December 15, 2009, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) through the current fiscal year ending December 31, 2010

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: September 3, 2010